UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus, Esq.	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	One International Place, 40th Floor
New York, New York 10282	100 Oliver Street
Boston, MA 02110

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: November 30

Date of reporting period: May 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	May 31, 2016

MLP Energy Infrastructure Fund

Goldman Sachs MLP Energy Infrastructure Fund

TABLE OF CONTENTS

Investment Process	1

Portfolio Management Discussion and Performance Summaries	2

Schedule of Investments	10

Financial Statements	11

Financial Highlights	14

Notes to Financial Statements	16

Other Information	28

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

What Differentiates Goldman Sachs’ MLP

Energy Infrastructure Fund Investment Process?

With a quality-oriented approach, the MLP Energy Infrastructure Fund seeks total return through current income and capital appreciation. We have an experienced investment team integrated within Goldman Sachs Asset Management, L.P. (“GSAM”), allowing us to leverage franchise expertise and risk framework across multiple asset classes. We invest primarily in Master Limited Partnerships (“MLPs”), or similar structures, that own energy infrastructure assets.

■	To capture the full energy chain, we analyze energy production and user trends that ultimately impact energy infrastructure.

■	We rigorously assess companies on both the asset and equity level.

■	Macro Trend Analysis First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

■	Top-Down Sector Selection Secondly, we establish the impact of macro and regional trends on energy infrastructure.

■	Bottom-Up Security Selection Finally, we select names by evaluating a company’s management, assets, expected returns and technicals.

■	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging 10 years of investment experience.

■	Ability to leverage energy related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

■	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

PORTFOLIO RESULTS

Goldman Sachs MLP Energy Infrastructure Fund

Investment Objective And Principal Strategy

The Fund seeks total return through current income and capital appreciation. The Fund, under normal circumstances, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in energy infrastructure master limited partnership (“MLP”) investments. The Fund’s MLP investments may include, but are not limited to: MLPs structured as limited partnerships or limited liability companies; MLPs that are taxed as “C” corporations; institutional units issued by MLP affiliates; “C” corporations that hold significant interests in MLPs; private investments in public equities (“PIPEs”) issued by MLPs; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes (“ETNs”), that provide exposure to MLPs. Energy infrastructure MLPs own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related equipment or services. The Fund’s MLP investments may be of any capitalization size.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP Energy Infrastructure Fund’s (the “Fund”) performance and positioning for the six-month period ended May 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 3.33%, 2.99%, 3.69%, 3.57% and 3.22%, respectively. These returns compare to the 5.22% cumulative total return of the Alerian MLP Index (the “Alerian Index”). The Alerian Index is a leading measure of energy MLPs.[1]

Q	How did energy master limited partnerships (“MLPs”) overall perform during the Reporting Period?

A	During the Reporting Period, energy MLPs, as represented by the Alerian Index, advanced on a total return basis. In addition, the Alerian Index (+5.22%) outperformed the S&P 500® Index (+1.93%) and the AMEX Energy Select Sector Index (-0.02%).[2] The Alerian Index underperformed the utilities (+17.08%) and real estate investment trust (“REIT”) (+7.72%) sectors, as represented by the Philadelphia Stock Exchange (PHLX) Utility Sector Index and the FTSE NAREIT (National Association of Real Estate Investment Trusts) U.S. Real Estate Index, respectively.[3]

Weakness in commodity prices overall was a headwind for energy MLPs during the first half of the Reporting Period. The price of West Texas Intermediate (“WTI”) crude oil, which started the Reporting Period at $41.85 a barrel, 61% below its 2014 high, dropped another 37% through the close of trading on February 11, 2016.[4] The price decline was due to market oversupply, driven in large part by the increase in U.S. production during the last several years. Global crude oil supplies grew by more than 10 million barrels per day between calendar year 2005 and calendar year 2015, with the U.S. accounting for almost 70% of the growth.[5] The unit prices of energy MLPs also declined during the first half of the Reporting Period. Energy MLP unit prices and crude oil prices were closely correlated, a departure from the long-term

[1]	Source: Alerian. The Alerian Index is a float-adjusted, capitalization- weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization. It is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

[2]	The S&P 500® Index is a diverse index that includes 500 American companies that represent more than 70% of the total market capitalization of the U.S. stock market. The AMEX Energy Select Sector Index (IXE) is a modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products.

[3]	The PHLX Utility Sector Index is composed of geographically diverse public U.S. utility stocks. The FTSE NAREIT U.S. Real Estate Index Series is an index that spans the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors.

[4]	Source: Bloomberg.

[5]	Source: U.S. Energy Information Administration.

PORTFOLIO RESULTS

average.[6] Energy MLP performance was also challenged during the first half of the Reporting Period by reduced access to the capital markets, negative investor sentiment and technical pressures.

During the second half of the Reporting Period, the crude oil market started to work through the oversupply, and as a result, crude oil prices experienced a strong recovery. The price of WTI crude oil rallied 87% between the close of trading on February 11, 2016 and the end of the Reporting Period, finishing at $49.10 a barrel.[7] As crude oil prices broadly rebounded, energy MLPs saw positive performance, with correlations between energy MLP unit prices and crude oil prices remaining tight. Additionally, energy MLPs benefited during the second half of the Reporting Period from increased access to the capital markets, which helped them address some of their funding needs and assuaged market concerns about the sustainability of energy MLP distributions. During the Reporting Period overall, energy MLP fundamentals remained strong, with cash flow generation staying resilient despite the commodity headwinds in the first half of the Reporting Period.

Overall, weaker net investment inflows and increased short interest dampened the performance of energy MLPs, particularly during the first half of the Reporting Period. Net investment flows fell to their lowest point in five years[8] during the fourth quarter of 2015 due to the significant drop in crude oil prices. Net investment inflows improved during the second half of the Reporting Period as volatility eased in the commodity market and the energy MLP sector. Short selling also added to technical pressure. Short interest (as measured by the Alerian MLP Index ETF) increased 8.6% during the Reporting Period overall.[9] (Short interest is the quantity of shares that investors have sold short but not yet covered or closed out.)

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection drove the Fund’s performance during the Reporting Period, as volatility within the commodity markets increased the dispersion of individual stock returns. The volatility was magnified in companies that had greater exposure to commodities, making them the worst performers during the commodity price downturn and the best performers during the recovery.

In terms of its exposures, the Fund was hurt by its overweight position in the general partner subsector,[10] which was one of the worst performing subsectors during the Reporting Period. The general partner subsector fell out of favor during the commodity price downturn because of concerns about distributions, stemming from the economics between general partners and their underlying energy MLPs and how those economics might affect general partner distributions. Through incentive distribution rights, a general partner typically receives an incrementally growing percentage of cash flow from their underlying MLP as the MLP increases its distribution. As a result, the distributions paid by the MLP are of great significance to the distributions of the general partner. On the positive side, the Fund benefited from its overweight in natural gas and natural gas liquids infrastructure, one of the best performing subsectors of the Reporting Period. Within this subsector, the Fund held what we considered to be high quality companies well positioned to benefit from exposure to commodity prices.

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund was hampered relative to the Alerian Index by its positions in Energy Transfer Equity, LP; MPLX LP; and Tallgrass Energy GP LP.

A top relative detractor was Energy Transfer Equity, LP (ETE). Through its interests in various underlying MLPs, ETE is involved in the natural gas midstream,[11] transportation and storage business as well as in the retail propane business. ETE’s unit price weakened during the Reporting Period, partly because of its announced acquisition of Williams Companies, which the market viewed unfavorably. We decided to exit the Fund’s position in ETE during the Reporting Period.

[6]	Source: Goldman Sachs Investment Strategy Group, Bloomberg.

[7]	Source: Bloomberg.

[8]	Source: U.S. Capital Advisors.

[9]	Source: Bloomberg, Goldman Sachs Asset Management. Data as of May 31, 2016.

[10]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian Index.

[11]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.

PORTFOLIO RESULTS

MPLX LP (MPLX) also detracted from the Fund’s relative performance during the Reporting Period. MPLX is an energy MLP formed by Marathon Petroleum Corp. to own, operate, develop and acquire pipelines and other midstream assets related to the transportation and storage of crude oil, refined products and other hydrocarbon based products. During the Reporting Period, MPLX’s management cut its distribution growth rate guidance from 25% to a range between 12% and 15% because of a higher cost of capital and lower expected volume growth. We maintained the Fund’s position in MPLX at the end of the Reporting Period because of what we viewed as the company’s strong asset footprint in the northeastern U.S. through its acquisition of MarkWest Energy Partners, LP, completed in December 2015.

Another detractor from the Fund’s relative performance was Tallgrass Energy GP LP (TEGP). TEGP is a holding company that owns, operates and develops midstream energy assets in North America through its underlying MLP, Tallgrass Energy Partners LP (TEP). TEP provides natural gas transportation and storage services to customers in the Rocky Mountains and midwestern regions of the U.S. via its Tallgrass Interstate Gas transportation system. TEGP weakened during the first half of the Reporting Period, driven by broad investor concerns about general partner distribution growth profiles that were linked to underlying MLPs through incentive distribution rights. (Incentive distribution rights give a general partner an increasing share in the underlying MLP’s incremental distributable cash flow.) Through incentive distribution rights, a general partner can grow its distribution at a much faster rate than the underlying MLP because it is allowed to receive a larger percentage of the MLP’s distributions if the MLP is able to reach certain distribution thresholds. On the other hand, incentive distribution rights can be a hindrance to a general partner if the underlying MLP cuts its distribution. We decided to sell the Fund’s position in TEGP during the Reporting Period, reallocating the proceeds to companies with what we considered to be better fundamentals.

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund’s investments in Targa Resources Corp.; Phillips 66 Partners LP; and EQT Midstream Partners LP added to its relative returns.

Targa Resources Corp. (TRGP) was a top relative contributor to Fund results during the Reporting Period. TRGP gathers, compresses, treats, processes and sells natural gas. In addition, it stores, fractionates,[12] treats, transports and sells natural gas liquids and related products. TRGP benefited from its substantial exposure to commodities, which rallied strongly in the second half of the Reporting Period. The Fund continued to hold TRGP at the end of the Reporting Period.

Another leading contributor was Phillips 66 Partners LP (PSXP), which owns, operates, develops and acquires crude oil, refined petroleum product, and natural gas liquid pipelines and terminals as well as other transportation and midstream assets, primarily in the central and Gulf Coast regions of the U.S. PSXP added to the Fund’s relative performance as it continued to acquire assets from its parent company. These acquisitions led to visible growth for PSXP while helping it to maintain a strong balance sheet. The Fund continued to own PSXP at the end of the Reporting Period.

The Fund also benefited from a position in EQT Midstream Partners LP (EQM) during the Reporting Period. EQM acquires, owns, develops and operates midstream natural gas assets in the Appalachian Basin of the U.S., primarily the Marcellus Shale in southern Pennsylvania and northern West Virginia. EQM reported strong earnings during the Reporting Period and continued to provide future cash flow visibility. At the same time, it maintained what we viewed as a healthy balance sheet and credit profile. At the end of the Reporting Period, the Fund continued to hold EQM.

Q	Were there any notable purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Plains All American Pipeline LP (PAA). PAA is involved in pipeline transportation, terminalling, storage and gathering services for crude oil, natural gas and refined products. As the energy MLP sector sold off in the first half of the Reporting Period, we took advantage of the opportunity to add this large-cap name to the Fund’s holdings. In our view, PAA offered an attractive yield, and we believed it would give the Fund exposure to possible rebounds in the commodity market and energy MLP sector.

The Fund also added a position in Western Gas Partners, LP (WES), which owns, operates, acquires and develops

[12]	Fractionation is the process used to separate the base components of natural gas liquids.

PORTFOLIO RESULTS

midstream energy assets located in east, west and south Texas, the Rocky Mountains, north-central Pennsylvania and the mid-continental U.S. WES is also in the business of gathering, compressing, treating and transporting natural gas. The Fund invested in the company because we believe it has sizable potential drop-down inventory from its parent company and organic growth opportunities in the Delaware/ Permian Basin. (Drop-down refers to the act of a parent company selling MLP-qualified assets to the associated MLP.)

As mentioned previously, we sold the Fund’s position in Tallgrass Energy GP LP, reallocating the proceeds to companies with what we considered to be better fundamentals.

Also, as mentioned previously, the Fund’s investment in Energy Transfer Equity, LP was eliminated. We sold ETE on price weakness and because it was involved in a complicated merger with Williams Companies, which we believed presented various legal, regulatory and financial risks.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, correlations between energy MLP unit prices and crude oil prices remained higher than the long-term average, a pattern we expect to continue in the near term.[13] Therefore, if crude oil prices continue to rise, we anticipate positive momentum in the energy MLP sector. In the short term, the energy MLP sector has, we believe, moved to an enterprise value/EBITDA[14] valuation model, similar to that of the utilities sector. Longer term, should U.S. energy production begin to rebound, we expect energy MLP total returns to be consistent with the yield plus growth model, which is how energy MLPs have historically been valued. Energy MLP valuations are generally based on the spread, or yield differential, between energy MLPs and 10-year U.S. Treasury notes. At the end of the Reporting Period, this spread was 5.7%, wider than the long-term average of 3.9%.[15] Should commodity prices stabilize, we believe there is the potential of capital appreciation in the energy MLP sector, stemming from distribution growth and a possible market revaluation that shifts the valuation framework from the enterprise value/EBITDA model back to the yield plus growth model. That said, and despite what we consider to be positive fundamentals, the energy MLP sector may face further challenges. For example, rising interest rates could negatively impact energy MLP valuations, and access to the capital markets could be limited if investors lose confidence in the rebound in crude oil prices.

Although U.S. production declined during the Reporting Period, we still believe overall production volumes will continue to grow across crude oil, natural gas liquids and dry natural gas over the long term. Indeed, estimates from the U.S. Energy Information Administration show production growth in all three commodities. Going forward, we see significant opportunity in these three areas as a result of numerous positive catalysts. In terms of crude oil, following a relatively short-term production decline due to the drop in rig counts, we expect U.S. production growth to rebound if global demand continues to grow at its historical average rate of approximately one million barrels per day each year.[16] We believe the U.S. will be a key source of the supply growth needed to meet such demand. In our view, this is because U.S. shale producers can respond quickly to crude oil price movements compared to international producers, which have historically been drivers of supply but may have higher costs and longer lead times for their projects. In terms of natural gas liquids, we believe recent and planned international expansion terminals and large-scale petrochemical developments should allow for the continued increase in demand channels. In terms of dry natural gas, catalysts include the transition from coal to natural gas power generation and the continued buildout of the U.S.’ export capabilities.

Looking ahead, we believe the energy MLP sector could potentially provide attractive yield and capital appreciation over the long term. In the short term, we believe energy MLPs should continue to offer distribution growth, albeit at a slower pace than the double-digit growth seen before the recent steep drop in crude oil prices. While lower distribution

[13]	Source: Goldman Sachs Investment Strategy Group, Bloomberg.

[14]	Enterprise value is the market value of debt, common equity and preferred equity minus the value of cash. EBITDA is earnings before interest, taxes, depreciation and amortization. Enterprise value/ EBITDA is a financial ratio that measures a company’s value.

[15]	Source: Bloomberg; Goldman Sachs Asset Management. MLP yields reflect the market-cap weighted average yield of the 50 largest MLPs as represented by the Alerian Index.

[16]	Source: U.S. Energy Information Administration.

PORTFOLIO RESULTS

growth trajectories will result, in our view, in smaller payout increases for investors in the near term, they will also allow energy MLPs to finance more of their capital expenditures with internal capital, thus reducing reliance, we believe, on external debt and equity markets.

Finally, we believe investors should recognize a growing dispersion in performance. Rising U.S. production has greatly altered the energy landscape, proving beneficial to some regions and detrimental to others. As a result, we believe the dispersion between the energy “haves” and “have nots” has increased. In our opinion, rigorous fundamental analysis is essential in seeking to take advantage of the powerful energy revolution theme that we believe persists.

FUND BASICS

Goldman Sachs MLP Energy Infrastructure Fund

as of May 31, 2016

PERFORMANCE REVIEW
December 1, 2015– May 31, 2016	Fund Total Return (based on NAV)[1]	Alerian MLP Index[2]
Class A	3.33%	5.22%
Class C	2.99	5.22
Institutional	3.69	5.22
Class IR	3.57	5.22
Class R	3.22	5.22

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. The Index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ). The corresponding total return index is calculated and disseminated daily through ticker AMZX. The Alerian MLP Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	One Year	Since Inception	Inception Date
Class A	-38.68%	-9.18%	3/28/13
Class C	-36.28	-8.14	3/28/13
Institutional	-34.88	-7.10	3/28/13
Class IR	-34.98	-7.22	3/28/13
Class R	-35.28	-7.68	3/28/13

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the contingent deferred sales charge for Class C Shares (1% if shares are redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	Total Annual Fund Operating Expenses
Class A	1.43%	1.44%
Class C	2.18	2.19
Institutional	1.03	1.04
Class IR	1.18	1.19
Class R	1.70	1.71

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least March 30, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval. A deferred tax benefit of 1.80% is not included in the amounts reported in the table above.

TOP TEN HOLDINGS AS OF 5/31/16[5]
Holding	% of Net Assets	Line of Business
Enterprise Products Partners LP	10.6%	Diversified Midstream
Energy Transfer Partners LP	8.2	Diversified Midstream
Magellan Midstream Partners LP	7.4	Liquids, Pipelines & Terminalling
Sunoco Logistics Partners LP	6.3	Liquids, Pipelines & Terminalling
MPLX LP	5.9	Liquids, Pipelines & Terminalling
Buckeye Partners LP	5.5	Liquids, Pipelines & Terminalling
Plains All American Pipeline LP	5.5	Liquids, Pipelines & Terminalling
Williams Partners LP	4.6	Diversified Midstream
Targa Resources Corp.	4.6	General Partner
Phillips 66 Partners LP	4.1	Liquids, Pipelines & Terminalling

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND COMPOSITION (%)[6]

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian Index.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments

May 31, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 98.3%
Diversified Midstream – 23.4%
4,980,793	Energy Transfer Partners LP	$180,603,554
8,344,940	Enterprise Products Partners LP	231,655,534
3,144,654	Williams Partners LP	100,377,356

		512,636,444

Exploration and Production – 1.1%
1,682,668	Archrock Partners LP	24,011,673

General Partner – 10.2%
2,445,018	EQT GP Holdings LP	63,814,970
2,596,110	Plains GP Holdings LP Class A	24,377,473
1,128,748	SemGroup Corp. Class A	35,882,899
2,335,485	Targa Resources Corp.	100,028,822

		224,104,164

Liquids, Pipelines & Terminalling – 49.3%
1,663,160	Buckeye Partners LP	119,614,467
110,481	Delek Logistics Partners LP	2,915,594
1,565,326	Genesis Energy LP	58,965,830
2,307,930	Magellan Midstream Partners LP	161,670,496
4,074,672	MPLX LP	129,982,037
925,940	NuStar Energy LP	45,528,470
1,632,734	Phillips 66 Partners LP	89,686,079
5,166,235	Plains All American Pipeline LP	119,495,015
2,378,470	Shell Midstream Partners LP	80,273,362
5,009,871	Sunoco Logistics Partners LP	137,520,959
945,868	Sunoco LP	31,374,442
1,254,498	Tesoro Logistics LP	61,658,577
864,693	Valero Energy Partners LP	40,009,345

		1,078,694,673

Natural Gas and NGL Infrastructure – 13.5%
3,613,935	Antero Midstream Partners LP	88,902,801
894,234	DCP Midstream Partners LP	29,983,666
838,709	EQT Midstream Partners LP	63,213,497
866,955	ONEOK Partners LP	32,900,942
1,796,190	Rice Midstream Partners LP	32,852,315
945,401	Western Gas Partners LP	47,109,332

		294,962,553

Other – 0.0%
86,600	CSI Compressco LP	795,854

Retail Propane – 0.8%
355,891	AmeriGas Partners LP	16,328,279

TOTAL COMMON STOCKS
(Cost $2,021,090,641)		$2,151,533,640

Shares	Rate	Value
Investment Company(a) – 1.4%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
31,707,013	0.230%	$31,707,013
(Cost $31,707,013)

TOTAL INVESTMENTS – 99.7%
(Cost $2,052,797,654)		$2,183,240,653

OTHER ASSETS IN EXCESS OF
LIABILITIES – 0.3%		5,963,405

NET ASSETS – 100.0%		$2,189,204,058

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an affiliated fund.

Investment Abbreviations:
GP	—General Partnership
LP	—Limited Partnership

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Assets and Liabilities

May 31, 2016 (Unaudited)

MLP Energy Infrastructure Fund
Assets:
Investments of unaffiliated issuers, at value (cost $2,021,090,641)	$2,151,533,640
Investments of affiliated issuers, at value (cost $31,707,013)	31,707,013
Cash	50,000
Receivables:
Investments sold	14,853,978
Fund shares sold	8,243,261
Current taxes	6,464,648
Dividends	382,601
Foreign tax reclaims	306,686
Reimbursement from investment adviser	36,316
Other assets	7,000
Total assets	2,213,585,143

Liabilities:
Payables:
Investments purchased	18,209,796
Fund shares redeemed	3,648,785
Management fees	1,713,467
Distribution and service fees and transfer agent fees	352,406
Accrued expenses	456,631
Total liabilities	24,381,085

Net Assets:
Paid-in capital	2,896,601,150
Distributions in excess of net investment loss, net of taxes	(31,630,218)
Accumulated net realized loss, net of taxes	(806,178,609)
Net unrealized gain, net of taxes	130,411,735
NET ASSETS	$2,189,204,058
Net Assets:
Class A	$304,310,346
Class C	170,419,163
Institutional	1,613,450,357
Class IR	99,196,692
Class R	1,827,500
Total Net Assets	$2,189,204,058
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	40,050,028
Class C	22,998,083
Institutional	209,390,528
Class IR	12,933,585
Class R	242,582
Net asset value, offering and redemption price per share:(a)
Class A	$7.60
Class C	7.41
Institutional	7.71
Class IR	7.67
Class R	7.53

(a)	Maximum public offering price per share is $8.04. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Operations

For the Six Months Ended May 31, 2016 (Unaudited)

MLP Energy Infrastructure Fund
Investment income:
Dividends — unaffiliated issuers	$64,541,627
Dividends — affiliated issuers	51,960
Less: Return of Capital on Dividends	(58,422,182)
Total investment income	6,171,405

Expenses:
Management fees	8,485,325
Distribution and Service fees(a)	1,089,079
Transfer Agency fees(a)	734,627
Registration fees	156,342
Professional fees	125,070
Printing and mailing costs	116,893
Custody, accounting and administrative services	87,860
Trustee fees	15,017
Other	103,430
Total operating expenses, before taxes	10,913,643
Less — expense reductions	(75,253)
Net operating expenses, before taxes	10,838,390
NET INVESTMENT LOSS, BEFORE TAXES	(4,666,985)
Current and deferred tax benefit/(expense)(b)	—
NET INVESTMENT LOSS, NET OF TAXES	(4,666,985)

Realized and unrealized gain (loss):
Net realized loss from:
Investments — unaffiliated issuers	(355,797,545)
Investments — affiliated issuers	(42,263,856)
Foreign currency transactions	(675)
Current and deferred tax benefit/(expense)(b)	—
Net change in unrealized gain on:
Investments — unaffiliated issuers	493,372,037
Investments — affiliated issuers	17,915,913
Foreign currency translation	6,040
Deferred tax benefit/(expense)(b)	—
Net realized and unrealized gain, net of taxes	113,231,914
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$108,564,929

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
MLP Energy Infrastructure	$332,923	$752,476	$3,680	$253,021	$142,970	$253,998	$83,239	$1,399

(b)	Any net tax benefit was fully offset by a 100% valuation allowance recorded as of May 31, 2016.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	MLP Energy Infrastructure Fund
	For the Six Months Ended May 31, 2016 (Unaudited)	For the Fiscal Year Ended November 30, 2015
From operations:
Net investment loss, net of taxes	$(4,666,985)	$(7,211,938)
Net realized loss, net of taxes	(398,062,076)	(442,720,992)
Net change in unrealized gain (loss), net of taxes	511,293,990	(423,816,161)
Net increase (decrease) in net assets resulting from operations	108,564,929	(873,749,091)

Distributions to shareholders:
From capital
Class A Shares	(9,601,137)	(20,466,377)
Class C Shares	(5,480,677)	(11,331,574)
Institutional Shares	(46,117,717)	(70,394,348)
Class IR Shares	(3,112,744)	(6,431,628)
Class R Shares	(55,674)	(26,341)
Total distributions to shareholders	(64,367,949)	(108,650,268)

From share transactions:
Proceeds from sales of shares	1,005,794,188	1,690,469,105
Reinvestment of distributions	63,025,533	107,490,030
Cost of shares redeemed	(712,151,472)	(1,575,166,588)
Net increase in net assets resulting from share transactions	356,668,249	222,792,547
TOTAL INCREASE (DECREASE)	400,865,229	(759,606,812)

Net assets:
Beginning of period	1,788,338,829	2,547,945,641
End of period	$2,189,204,058	$1,788,338,829
Distributions in excess of net investment loss, net of taxes	$(31,630,218)	$(26,963,233)

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE SIX MONTHS ENDED May 31, (UNAUDITED)
2016 - A	$7.62	$(0.01)	$0.23	$0.22	$—	$(0.24)	$(0.24)
2016 - C	7.46	(0.04)	0.23	0.19	—	(0.24)	(0.24)
2016 - Institutional	7.70	(0.02)	0.27	0.25	—	(0.24)	(0.24)
2016 - IR	7.67	— (g)	0.24	0.24	—	(0.24)	(0.24)
2016 - R	7.56	(0.03)	0.24	0.21	—	(0.24)	(0.24)

FOR THE FISCAL YEARS ENDED NOVEMBER 30,
2015 - A	11.98	(0.05)	(3.82)	(3.87)	—	(0.49)	(0.49)
2015 - C	11.83	(0.12)	(3.76)	(3.88)	—	(0.49)	(0.49)
2015 - Institutional	12.06	(0.01)	(3.86)	(3.87)	—	(0.49)	(0.49)
2015 - IR	12.04	(0.03)	(3.85)	(3.88)	—	(0.49)	(0.49)
2015 - R	11.93	0.18	(4.06)	(3.88)	—	(0.49)	(0.49)
2014 - A	10.81	(0.08)	1.75	1.67	(0.12)	(0.38)	(0.50)
2014 - C	10.76	(0.15)	1.72	1.57	(0.12)	(0.38)	(0.50)
2014 - Institutional	10.84	(0.01)	1.73	1.72	(0.12)	(0.38)	(0.50)
2014 - IR	10.83	(0.02)	1.73	1.71	(0.12)	(0.38)	(0.50)
2014 - R	10.79	(0.11)	1.75	1.64	(0.12)	(0.38)	(0.50)

FOR THE PERIOD ENDED NOVEMBER 30,
2013 - A(h)	10.00	(0.07)	1.27	1.20	—	(0.39)	(0.39)
2013 - C(h)	10.00	(0.06)	1.21	1.15	—	(0.39)	(0.39)
2013 - Institutional(h)	10.00	(0.01)	1.24	1.23	—	(0.39)	(0.39)
2013 - IR(h)	10.00	(0.05)	1.27	1.22	—	(0.39)	(0.39)
2013 - R(h)	10.00	(0.06)	1.24	1.18	—	(0.39)	(0.39)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Current and deferred tax expense/(benefit) for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
(d)	Current and deferred tax expense/(benefit) for the ratio calculation is derived from net investment income (loss) only.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Annualized with the exception of tax expenses.
(g)	Amount is less than $0.005 per share.
(h)	Commenced operations on March 28, 2013.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

			Ratio of Expenses to Average Net Assets								Ratio of Investment income (loss) to Average Net Assets
Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	After expense reimbursements and tax (benefit)/ expense(c)		Before expense reimbursements and after tax (benefit)/ expense(c)		Net of expense reimbursements and before tax (benefit)/ expense		Before expense reimbursements and tax benefit/ (expense)		After expense reimbursements and tax benefit/ (expense)(d)		Net of expense reimbursements and before tax benefit/ (expense)		Before expense reimbursements and tax benefit/ (expense)		Portfolio turnover rate(e)

$7.60	3.33%	$304,310	1.46	%(f)	1.46	%(f)	1.46	%(f)	1.46	%(f)	(0.37	)%(f)	(0.37	)%(f)	(0.37	)%(f)	55%
7.41	2.99	170,419	2.21	(f)	2.21	(f)	2.21	(f)	2.21	(f)	(1.15	)(f)	(1.15	)(f)	(1.15	)(f)	55
7.71	3.69	1,613,450	1.06	(f)	1.06	(f)	1.06	(f)	1.06	(f)	(0.51	)(f)	(0.51	)(f)	(0.52	)(f)	55
7.67	3.57	99,197	1.21	(f)	1.21	(f)	1.21	(f)	1.21	(f)	(0.11	)(f)	(0.11	)(f)	(0.12	)(f)	55
7.53	3.22	1,828	1.71	(f)	1.71	(f)	1.71	(f)	1.71	(f)	(0.89	)(f)	(0.89	)(f)	(0.90	)(f)	55

7.62	(33.27)	292,686	(0.38)		(0.38)		1.42		1.42		(0.57)		(0.53)		(0.54)		96
7.46	(33.79)	173,427	0.37		0.38		2.17		2.18		(1.27)		(1.23)		(1.23)		96
7.70	(33.05)	1,225,024	(0.78)		(0.78)		1.02		1.02		(0.10)		(0.06)		(0.06)		96
7.67	(33.13)	95,825	(0.63)		(0.63)		1.17		1.17		(0.32)		(0.28)		(0.28)		96
7.56	(33.50)	1,376	(0.11)		(0.11)		1.69		1.69		1.97		2.01		2.01		96
11.98	15.59	513,722	3.57		3.57		1.46		1.46		(0.56)		(0.61)		(0.61)		25
11.83	14.61	241,841	4.32		4.32		2.21		2.21		(1.19)		(1.24)		(1.24)		25
12.06	15.91	1,613,322	3.17		3.17		1.06		1.06		(0.06)		(0.11)		(0.11)		25
12.04	15.73	178,966	3.32		3.32		1.21		1.21		(0.10)		(0.15)		(0.15)		25
11.93	15.23	96	3.82		3.84		1.71		1.73		(0.89)		(0.93)		(0.95)		25

10.81	12.12	51,363	9.36	(f)	9.71	(f)	1.51	(f)	1.86	(f)	(1.00	)(f)	(1.23	)(f)	(1.63	)(f)	96
10.76	11.71	20,112	10.11	(f)	10.45	(f)	2.26	(f)	2.60	(f)	(0.90	)(f)	(1.14	)(f)	(1.54	)(f)	96
10.84	12.53	206,886	8.95	(f)	9.50	(f)	1.11	(f)	1.66	(f)	(0.17	)(f)	(0.40	)(f)	(1.03	)(f)	96
10.83	12.42	12,229	9.11	(f)	9.49	(f)	1.26	(f)	1.64	(f)	(0.72	)(f)	(0.96	)(f)	(1.39	)(f)	96
10.79	12.02	32	9.59	(f)	10.13	(f)	1.75	(f)	2.29	(f)	(0.86	)(f)	(1.09	)(f)	(1.71	)(f)	96

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements

May 31, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering five classes of shares — Class A, Class C, Class IR, Class R and Institutional Shares. Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR and Class R are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (“Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the Fund’s schedule K-1 received from the MLPs. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Distributions to Shareholders — Over the long term, the Fund makes distributions to its shareholders each fiscal quarter at a rate that is approximately equal to the distributions the Fund receives from the MLPs and other securities in which it invests. To permit the Fund to maintain more stable quarterly distributions, the distribution for any particular quarterly period may be more or less than the amount of total investment income actually earned by the Fund. The Fund estimates that only a portion of the distributions paid to shareholders will be treated as income. The remaining portion of the Fund’s distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Fund’s operating results during the period, and their final federal income tax characterization may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as a corporation. As a result, the Fund is obligated to pay federal, state and local income tax on its taxable income. The Fund invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing its own taxable income or loss. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Fund’s valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset. Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations in the period it is recorded. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of NAVs and financial statement reporting.

It is the Fund’s policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on its net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

May 31, 2016 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund is maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price.

Private Investments in Public Equities — Private investments in public equities (“PIPEs”) are valued the same as other equity securities as noted above. A Liquidity Value Adjustment (LVA) may be applied to securities which are subject to externally imposed and legally enforceable trading restrictions or which convert to publicly traded securities in the future when certain conditions are met. An LVA is a discount to the market price of an issuer’s common stock, which is based on the length of the lock-up time period and volatility of the underlying security. PIPEs are classified as Level 2 until such time as the transfer restriction is removed.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the FST Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of May 31, 2016:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
North America	$2,151,533,640	$—	$—
Investment Company	31,707,013	—	—
Total	$2,183,240,653	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedule of Investments.

4. TAXATION

Currently, the highest marginal federal income tax rate for a corporation is 35%. The Fund may also be subject to a 20% alternative minimum tax to the extent that its alternative minimum tax exceeds its regular federal income tax. Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period ended May 31, 2016, the Fund re-evaluated its blended state income tax rate, decreasing the rate from 2.01% to 1.80% due to anticipated decrease of state apportionment of income and gains.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

May 31, 2016 (Unaudited)

4. TAXATION (continued)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Description	Amount	Rate
Application of statutory income tax rate	$37,997,725	35.00%
State income taxes, net of federal benefit	1,954,169	1.80
Effect of permanent differences	(1,619,606)	(1.49)
Change in estimated state tax rate, net of federal tax benefit (expense)	1,698,179	1.56
Other adjustments	724,572	0.68
Valuation allowance	(40,755,039)	(37.55)
Total current and deferred income tax expense/(benefit), net	$—	0.00%

At May 31, 2016, components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Net operating loss carryforward — see table below for expiration	$37,304,254
Capital loss carryforward (tax basis) — see table below for expiration	259,741,169
Valuation allowance	(259,170,793)
Total Deferred Tax Assets	$37,874,630
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$(16,081,758)
Income recognized from MLP investments	(20,462,703)
Other tax liabilities	(1,330,169)
Total Deferred Tax Liabilities	$(37,874,630)

At May 31, 2016 the Fund had net operating loss carryforwards which may be carried forward for 20 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2016	$101,370,254	November 30, 2036

At May 31, 2016 the Fund had capital loss carryforwards, which may be carried forward for 5 years, as follows:

From Fiscal Year Ended	Amount	Expiration
November 30, 2015	$438,692,023	November 30, 2020
November 30, 2016	267,132,410	November 30, 2021

The Fund reviews the recoverability of its deferred tax assets based upon the weight of the available evidence. When assessing, the Fund’s management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of its analysis of the recoverability of its deferred tax assets, the Fund recorded $259,170,793 of valuation allowance, which represents 100% of the net deferred tax asset as of May 31, 2016.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

4. TAXATION (continued)

For the six months ended May 31, 2016, components of the Fund’s current and deferred tax benefit are as follows:

	Current	Deferred	Total
Federal	$—	$37,198,352	$37,198,352
State	$—	$3,556,687	$3,556,687
Valuation Allowance	$—	$(40,755,039)	$(40,755,039)
Total	$—	$—	$—

For the six months ended May 31, 2016, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. At May 31, 2016, gross unrealized appreciation and depreciation of investments, based on cost, for federal income tax purposes was as follows:

Tax Cost	$2,052,228,041
Gross unrealized gain	229,855,068
Gross unrealized loss	(130,549,469)
Net unrealized security gain	$99,305,599

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences related to the tax treatment of partnership investments. For the six months ended May 31, 2016, GSAM estimates that 100% of the MLP distributions received will be treated as a return of capital.

For the six months ended May 31, 2016, the Fund distributions are estimated to be comprised of 100% return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2017. The Fund’s first three years are open for examination by U.S. and state tax authorities. Management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended May 31, 2016, contractual and effective net management fee with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate^
1.00%	0.90%	0.86%	0.84%	0.82%	0.94%	*

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. The management fee waiver will remain in effect through at least March 30, 2017. Prior to such date, GSAM may not terminate the arrangement without the approval of the Trustees.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

May 31, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Goldman Sachs MLP Energy Infrastructure Fund invests in FST Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended May 31, 2016, GSAM waived $38,937 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended May 31, 2016, Goldman Sachs advised that it retained $75,914 and $3, respectively.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.064%. These Other Expense limitations will remain in place through at least March 30, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Statement of Operations for the six months ended May 31, 2016. Also, the Fund bears its respective share of costs related to proxy and shareholder meetings.

For the six months ended May 31, 2016, the expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$38,937	$36,316	$75,253

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Transactions with Affiliates — For the six months ended May 31, 2016, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Fund.

An investment by the Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment in shares of issuers of which the Fund is an affiliate for the six months ended May 31, 2016:

Name of Affiliated Issuer	Market Value 11/30/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 05/31/16	Dividend Income
Tallgrass Energy GP LP*	$64,161,586	502,557	(40,316,200)	(42,263,856)	17,915,913	$—	$274,607

*	Security held was no longer affiliated as of May 31, 2016.

The table below shows the transactions in and earnings from investments in this affiliated Fund for the six months ended May 31, 2016:

Underlying Fund	Market Value 11/30/15	Purchases at Cost	Proceeds from Sales	Market Value 5/31/16	Dividend Income
Goldman Sachs Financial Square Government Fund	$106,636,227	605,448,023	$(680,377,237)	$31,707,013	$51,960

G.  Line of Credit Facility — As of May 31, 2016, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary or emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended May 31, 2016, the Fund did not have any borrowings under the facility.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended May 31, 2016, were $1,382,061,693 and $995,286,307, respectively.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

May 31, 2016 (Unaudited)

7. OTHER RISKS (continued)

regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Investments in Other Investment Companies — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Private Investment Risk — The Fund may invest in PIPE securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. The Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold into the public markets. The ability of the Fund to freely transfer restricted shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

7. OTHER RISKS (continued)

Portfolio Concentration Risk — The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Strategy Risk — The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders.

Tax Risks — Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk. In calculating the Fund’s daily NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV which could have an effect on the market price of the shares. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

May 31, 2016 (Unaudited)

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	MLP Energy Infrastructure Fund
	For the Six Months Ended May 31, 2016 (Unaudited)		For the Fiscal Year Ended November 30, 2015
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	14,454,872	$96,589,998	21,852,674	$221,424,946
Reinvestment of distributions	1,397,960	9,556,531	1,975,071	20,364,761
Shares redeemed	(14,236,557)	(96,135,713)	(28,289,890)	(279,867,299)
	1,616,275	10,010,816	(4,462,145)	(38,077,592)
Class C Shares
Shares sold	4,171,351	27,859,440	9,245,421	94,117,514
Reinvestment of distributions	817,707	5,458,641	1,120,758	11,284,406
Shares redeemed	(5,236,167)	(34,809,690)	(7,562,485)	(72,504,770)
	(247,109)	(1,491,609)	2,803,694	32,897,150
Institutional Shares
Shares sold	123,999,749	843,372,130	129,931,606	1,277,979,940
Reinvestment of distributions	6,448,450	44,841,943	6,749,132	69,390,874
Shares redeemed	(80,070,828)	(544,230,281)	(111,435,341)	(1,094,922,646)
	50,377,371	343,983,792	25,245,397	252,448,168
Class IR Shares
Shares sold	5,424,661	37,539,857	9,610,332	95,366,087
Reinvestment of distributions	451,840	3,112,744	621,388	6,423,648
Shares redeemed	(5,428,543)	(36,858,289)	(12,616,247)	(127,681,071)
	447,958	3,794,312	(2,384,527)	(25,891,336)
Class R Shares
Shares sold	69,560	432,763	194,341	1,580,618
Reinvestment of distributions	8,193	55,674	2,943	26,341
Shares redeemed	(17,198)	(117,499)	(23,266)	(190,802)
	60,555	370,938	174,018	1,416,157
NET INCREASE	52,255,050	$356,668,249	21,376,437	$222,792,547

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Fund Expenses — Six Month Period Ended May 31, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, and Class R Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR, and Class R Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2015 through May 31, 2016, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	MLP Energy Infrastructure Fund
Share Class	Beginning Account Value 12/1/15	Ending Account Value 5/31/16	Expenses Paid for the 6 months ended 5/31/16*
Class A
Actual	$1,000.00	$1,033.30	$7.42
Hypothetical 5% return	1,000.00	1,017.70	7.36
Class C
Actual	1,000.00	1,029.90	11.22
Hypothetical 5% return	1,000.00	1,013.95	11.13
Institutional
Actual	1,000.00	1,036.90	5.40
Hypothetical 5% return	1,000.00	1,019.70	5.35
Class IR
Actual	1,000.00	1,035.70	6.16
Hypothetical 5% return	1,000.00	1,018.95	6.11
Class R
Actual	1,000.00	1,032.20	8.69
Hypothetical 5% return	1,000.00	1,016.45	8.62

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended May 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The Fund’s current and deferred tax benefit, if any, was excluded from this example. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
MLP Energy Infrastructure	1.46%	2.21%	1.06%	1.21%	1.71%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.11 trillion in assets under supervision as of March 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[5]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Multi-Manager U.S. Small Cap Equity Fund
■	Tactical Tilt Overlay Fund[8]
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[8]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of May 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

“Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMZ” and “AMZX” are trademarks of Alerian and their use is granted under a license from Alerian. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 54514-TMPL-07/2016 MLPEISAR-16/33K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following disclosure relates to the independence of PricewaterhouseCoopers LLP (“PwC”) with respect to SEC Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” The Goldman Sachs Asset Management investment company complex (the “Funds”) has been notified by PwC that one of its lenders owns more than ten percent of at least one of the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as PwC’s conclusions concerning its independence and its objectivity and impartiality with respect to the audits of the Funds.

PwC has advised the Funds that, after evaluating the facts and circumstances related to the matter described above, it has concluded that its financial relationship described above did not and will not impair PwC’s application of objective and impartial judgment on any issues encompassed within its audits of the financial statements of the Funds. PwC has advised the Funds that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over the fund adviser to the Funds; (2) an investment in any such Fund is passive; (3) the PwC lenders are part of various syndicates of unrelated lenders; (4) there have been no changes to the loans in question since the origination of each respective note; (5) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (6) the debt balances are immaterial to PwC and to each lender; and (7) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team.

If it were ultimately determined that PwC was not independent with respect to the Funds for certain periods, any Fund filings with the SEC which contain the Funds’ financial statements for such periods would not comply with applicable securities laws which potentially could have a material adverse effect on the Funds.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers LLP (“PwC”)	$3,662,967	$3,539,534	Financial Statement audits.
Audit-Related Fees:
• PwC	$138,000	$0	Other attest services.
Tax Fees:
• PwC	$848,676	$794,850	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered
Audit-Related Fees:
• PwC	$1,653,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2015 and October 31, 2014 were approximately $986,676 and $794,850 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2015. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	August 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	August 3, 2016

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	August 3, 2016